EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ John D. Boyles
John D. Boyles

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ William P. Crawford
William P. Crawford

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Richard M. DeVos, Jr.
Richard M. DeVos, Jr.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ William G. Gonzalez
William G. Gonzalez

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ James P. Hackett
James P. Hackett

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Erina Hanka
Erina Hanka

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Michael J. Jandernoa
Michael J. Jandernoa

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Kevin T. Kabat
Kevin T. Kabat

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Fred P. Keller
Fred P. Keller

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ John P. Keller
John P. Keller

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Hendrik G. Meijer
Hendrik G. Meijer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Percy A. Pierre
Percy A. Pierre

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Marilyn J. Schlack
Marilyn J. Schlack

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Peter F. Secchia
Peter F. Secchia

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ David J. Wagner
David J. Wagner

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Robert H. Warrington
Robert H. Warrington

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Pinnacle Banc Group, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 30, 1999	/s/ Mark Furlong
Mark Furlong